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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ___________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 25, 2001
                Date of Report (Date of earliest event reported)


                        SIZELER PROPERTY INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         MARYLAND                    1-9349                  72-1082589
 (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                        Identification Number)


                            2542 WILLIAMS BOULEVARD
                            KENNER, LOUISIANA 70062
   (Address, including zip code, of Registrant's Principal Executive Office)


                                 (504) 471-6200
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

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Item 5.  Other Events.

     On June 25, 2001, Sizeler Property Investors, Inc., a Delaware corporation ("Sizeler Delaware"), merged with and into its recently organized, wholly-owned subsidiary, Sizeler Property Investors, Inc., a Maryland corporation ("Sizeler Maryland"), pursuant to the Agreement and Plan of Merger dated as of June 1, 2001 (the "Merger"). As a result of the Merger, each stockholder received one share of common stock of Sizeler Maryland in exchange for one share of common stock of Sizeler Delaware. Additionally, Sizeler Maryland succeeded to all the rights and properties, and became subject to all the obligations and liabilities, of Sizeler Delaware. The outstanding certificates of Sizeler Delaware's common stock will evidence ownership of the equivalent number of shares of Sizeler Maryland following the Merger and stockholders should retain their existing certificates. Any share transfer occurring after the Merger will result in the issuance of Sizeler Maryland certificates to the participants

     In conjunction with the Merger, Sizeler Delaware, Sizeler Maryland and Chase Manhattan Trust Company, National Association entered into a First Supplemental Indenture dated as of June 1, 2001, with respect to Sizeler Delaware's $65 million 8% Convertible Subordinated Debentures (the "Convertible Debentures"). Under the terms of the First Supplemental Indenture, Sizeler Maryland, as successor by merger to Sizeler Delaware, became the primary obligor under the Debentures.

     Following the Merger, the common stock, par value $.0001 per share of Sizeler Maryland and the Convertible Debentures are deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934 by virtue of the operation of Rule 12g-3 of the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following documents are filed as exhibits to this Current Report:

     (2) Agreement and Plan of Merger dated as of June 1, 2001 by and between Sizeler Delaware and Sizeler Maryland.

     (3)(i)  Articles of Incorporation of Sizeler Maryland.

     (3)(ii) Bylaws of Sizeler Maryland.

     (4) First Supplemental Indenture dated as of June 1, 2001 by and between Sizeler Delaware, Sizeler Maryland and Chase Manhattan Trust Company, National Association.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SIZELER PROPERTY INVESTORS, INC.


                              By: /s/ Thomas A. Masilla, Jr.
                                  -------------------------------------
                                  Thomas A. Masilla, Jr.
                                  Vice Chairman and President


Dated:    June 26, 2001


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